Exhibit 99.2

United Development Funding IV SPECIAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES The undersigned shareholder(s) of United Development Funding IV hereby appoint(s) James Kenney and Stacey Dwyer and each of them, as proxies, each with the power to act without the other and with the power to appoint his/her substitute, to attend the Special Meeting of Shareholders to be held on March 4, 2025 at 11:00 a.m., Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the accompanying proxy statement/prospectus and revokes any proxy heretofore given with respect to the Special Meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” PROPOSAL 1. (continued and to be signed on the reverse side) 6 TO AUTHORIZE A PROXY TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED 6 PLEASE ACT TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO AUTHORIZE A PROXY TO VOTE.

1. To consider and vote on a proposal to approve the merger of United Development Funding IV, a Maryland real estate investment trust (the “Trust”), with and into RC Merger Sub IV, LLC, a Delaware limited liability company (“Merger Sub”) and a wholly owned subsidiary of Ready Capital Corporation, a Maryland corporation (“Ready Capital”), pursuant to that certain Merger Agreement, dated as of November 29, 2024 (as amended or modified from time to time, the “Merger Agreement”), by and among Ready Capital, Merger Sub and the Trust, a copy of which is attached as Annex A to the proxy statement/prospectus, and the other transactions contemplated by the Merger Agreement. THIS PROXY CARD IS VALID ONLY WHEN SIGNED. Dated: , 2025 Signature Signature (if held jointly) NOTE: Please sign exactly as your name(s) appear(s) on share certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please provide full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and provide full title as such. The Board of Trustees recommends that you vote “FOR” the proposal below. X Please mark your vote as indicated in this example 6 TO AUTHORIZE A PROXY TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED 6 YOUR VOTE IS IMPORTANT Please take a moment now to authorize a proxy to vote your United Development Funding IV common shares of beneficial interest at the upcoming Special Meeting of Shareholders. YOU CAN ACT TODAY USING ANY OF THE FOLLOWING METHODS: 1. Authorize a Proxy by Telephone – Call toll-free from the U.S. or Canada at 877-457-8420, on a touch-tone telephone. If outside the U.S. or Canada, call 575-415-4146. Please follow the simple instructions provided. You will be required to provide the unique control number printed below. 2. Authorize a Proxy by Internet – Please access https://www.proxyvotenow.com/UDFI and follow the simple instructions provided. You will be required to provide the unique control number printed below. CONTROL NUMBER: 3. Authorize a Proxy by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return this proxy card in the envelope provided, or mail to: United Development Funding IV c/o Innisfree M&A Incorporated, 20 Oser Avenue, Hauppauge, NY 11788. You may authorize a proxy to vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet authorization designates the named proxies to vote your shares in the same manner as if you had executed this proxy card. FOR AGAINST ABSTAIN